Goldman Sachs Funds

LARGE CAP VALUE FUND              Semiannual Report February 29, 2000


                                  Long-term capital appreciation

                                  potential through large capitalization

                                  U.S. equity securities that are

                                  believed to be undervalued.

[GRAPHIC]

                                                         [LOGO OF GOLDMAN SACHS]

GOLDMAN SACHS LARGE CAP VALUE FUND



          Market Overview


          Dear Shareholder,

          During the period under review, the Federal Reserve Board attempted to subdue the strong U.S. economy and ward off a rise in inflation. In the financial markets, technology stocks soared, while most other sectors languished.

               . A Record-Breaking Economic Expansion and the Prospect for Higher Interest Rates -- Despite repeated attempts by the Federal Reserve Board to slow economic growth, the economy continued to grow at a rapid pace during the reporting period. GDP increased 6.9% during the fourth quarter of 1999, and the economic expansion hit a record nine years in February 2000. However, the Federal Reserve was not in a celebratory mood, as it remained focused on cooling the economy and preempting inflation. Among the Federal Reserve's major concerns were the stock market driven "wealth effect" which led to unrestrained consumer spending, low unemployment resulting in increased wage pressures, and significantly higher oil prices.

               . A Wide Disparity in Returns and Increased Volatility -- During 1999, the technology-rich NASDAQ index registered an unprecedented 85.6% return, with more than half of its gain occurring after the index crossed 3000 on November 3rd. As the year 2000 began, it seemed unlikely that the trend could continue. But, while most of the stock market has fallen under the strain of rising interest rates, technology stocks have continued to surge ahead. By early March 2000, the NASDAQ index had crossed 5000, and investors continued to embrace technology stocks at the expense of most other market sectors. Elsewhere, after many years of relative underperformance, small-cap stocks performed well versus their larger-cap counterparts -- fueled by smaller technology firms. Overall, the equity markets have been quite volatile, as wide swings in day-to-day results have become the norm. This could continue in the months ahead, due largely to the uncertainty regarding the economy, interest rates and corporate profits.

               . Market Outlook: Inflation Holds the Key -- Looking ahead, we believe that inflation will be the key macroeconomic issue affecting the U.S. financial markets. While the best news on inflation has likely passed, global excess capacity and the growth of e-commerce should help to prevent a sharp increase. However, there are several factors that could lead to an unhealthy rise in inflation. First, the U.S. economy could continue to be more robust than expected, putting additional pressure on an already tight labor market. Second, the tight labor market could cause inflation to rise even if the economy slows. Third, the increase in economic growth outside the U.S. could cause the excess supply of worldwide resources to fall. This could lead to higher import prices and force U.S. companies to raise prices.

                    Based on these uncertainties and the increase in short-term market volatility, we encourage you to work closely with your financial advisor to maintain a long-term focus on your investment portfolio. As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

                    Sincerely,

                    /s/ David B. Ford
----------------
 . NOT FDIC          David B. Ford
  INSURED           Co-Head, Goldman Sachs Asset Management

 . May Lose Value    /s/ David W. Blood

 . No Bank           David W. Blood
  Guarantee         Co-Head, Goldman Sachs Asset Management
----------------
                    March 13, 2000

                                              GOLDMAN SACHS LARGE CAP VALUE FUND

                                  Fund Basics
                            as of February 29, 2000


                            Assets Under Management

                                  $10.7 Million

                               Number of Holdings

                                       106

                                 NASDAQ SYMBOLS

                                 Class A Shares

                                      GSLAX

                                 Class B Shares

                                      GSVBX

                                 Class C Shares

                                      GSVCX

                              Institutional Shares

                                      GSLIX

                                 Service Shares

                                      GSVSX

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
                                          Fund Total Return        Russell 1000
December 15, 1999-February 29, 2000    (without sales charge)1     Value Index2
--------------------------------------------------------------------------------
Class A                                        -10.40%                 -8.73%
Class B                                        -10.50                  -8.73
Class C                                        -10.60                  -8.73
Institutional                                  -10.40                  -8.73
Service                                        -10.50                  -8.73
--------------------------------------------------------------------------------
1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.
2 The unmanaged Russell 1000 Value Index (with dividends reinvested) is a market capitalization weighted index of the 1,000 largest companies in the Russel 3000 Index with below-average growth orientation. The Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS3
--------------------------------------------------------------------------------
For the period ended      Class A   Class B   Class C   Institutional   Service
12/31/99
--------------------------------------------------------------------------------
Since Inception            -5.48%    -5.09%    -1.10%       0.00%        0.00%
(12/15/99)
--------------------------------------------------------------------------------
3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 2/29/00
--------------------------------------------------------------------------------
                                    % of Total
Holding                             Net Assets           Line of Business
--------------------------------------------------------------------------------
Exxon Mobil Corp.                       5.6%             Oil Refining
Citigroup, Inc.                         4.0              Banks
Federal Home Loan Mortgage Corp.        2.5              Financial Services
XL Capital Ltd.                         2.5              Property Insurance
AT&T Corp.                              2.4              Telephone
E.I. du Pont de Nemours & Co.           2.3              Chemicals
Motorola, Inc.                          2.2              Electrical Equipment
American International Group, Inc.      2.1              Property Insurance
Wells Fargo Co.                         2.0              Banks
Sprint Corp.                            2.0              Telephone
--------------------------------------------------------------------------------
The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS LARGE CAP VALUE FUND



          Performance Overview


          Dear Shareholder,

          We are pleased to report on the performance of the Goldman Sachs Large Cap Value Fund for the period from the Fund's inception on December 15, 1999 through February 29, 2000.


               Performance Review

               From the Fund's inception through February 29, 2000, its Class A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of -10.40%, -10.50%, -10.60%, -10.40% and -10.50%, respectively. Over the same time period, the Fund's benchmark, the Russell 1000 Value Index, generated a cumulative total return of -8.73%.

               As our returns indicate, it has been a very challenging period for value-oriented funds. Investors have largely favored a narrow group of growth-oriented technology stocks. With the shares of many technology stocks rising sharply, investors' disdain for less highly visible growth has produced lackluster stock performance for many companies, and value based strategies have suffered. As a result of this performance disparity, the valuation gap between growth and value indexes has stretched to historic proportions. We believe that this has created many opportunities to invest in quality businesses selling at conservative valuations.

               While the stock price performance of our value investments was eclipsed by the extraordinary performance of technology stocks during the period, most of our companies performed quite well from an operating standpoint, generating good revenues, operating profit and free cash flow. We have found some extremely attractive valuation levels in our segment of the investment universe, and we believe that patience will be rewarded. We firmly believe that high quality should characterize our stock selection within the value framework, and believe that we can currently buy leading companies at attractive valuations.


               Portfolio Composition

               As we seek to add value through superior stock selection, we spend the majority of our efforts performing thorough, first-hand fundamental research. We rebuild, analyze and forecast the financial statements of companies, and test our assumptions through meetings and discussions with company management, competitors, customers and suppliers. We seek to buy well positioned businesses which sell at conservative valuation levels. We also understand that our Large Cap Value clients seek a fund which will be competitive with the Russell 1000 Value Index over a long-term investment horizon, and we approach careful risk management and thoughtful portfolio construction based on that mandate.


               Portfolio Highlights

          . Safeway -- Safeway was a strong contributor to performance during the period. The market has been extremely concerned about competitive incursions from web-based food retailers, but we believe that those fears are exaggerated. Internet entrants have generated enormous losses without significantly changing consumer buying patterns, or conquering the massive logistics

                                              GOLDMAN SACHS LARGE CAP VALUE FUND


VALUE INVESTMENT PROCESS

Our value stock selection process emphasizes quality companies that sell at attractive valuation levels.

                                       1
                              Search for Quality

     We search for quality companies that have competitive advantages in their industry sectors.

                                     2
                             Fundamental Research

     We refine our stock selection through rigorous analysis of companies' "fundamentals" and face-to-face meetings with company management, competitors, suppliers and customers.

                                       3
                                Risk Management

     We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.

     of the industry. We believe that Safeway's strong regional market shares and increasing competitive strength relative to its suppliers will enable it to continue to generate strong earnings and cash flow, which will increasingly be recognized by the marketplace.

 .    Southwest Airlines -- Southwest Airlines was a favorable contributor in the period, and is a good example of a company that has created competitive advantage in a difficult industry. By standardizing equipment and procedures, the airline has achieved extraordinary efficiency. Use of the Internet has helped them in this regard, as Southwest now generates more than 20% of its bookings through its website at a very low cost. Fuel costs are a challenge for Southwest and others in the industry, but its very low fares provide flexibility to pass some of the higher costs along.

 .    XL Capital Ltd.-- XL Capital was a large holding in the portfolio which performed well as a company but not as a stock. This Bermuda-based insurance company enjoys cost and regulatory advantages in the very competitive property-casualty insurance industry. The company has a very strong balance sheet and generates significant free cash flow, which is being used for an aggressive share repurchase program. We think that our patience will be rewarded when the market once again focuses on the strong fundamentals of the business.


     Portfolio Outlook

     We believe that our portfolio of value-based investments offers substantial upside with limited downside potential. In the past two years, value's divergence from growth, both in terms of performance and P/E, has been the largest in history. As value investors, we see an unprecedented array of strong, profitable, growing companies selling at compelling prices in today's market. As such, we believe that the current environment offers tremendous investment opportunity for long-term investors.

     We will continue to perform disciplined, first-hand, fundamental research to identify quality businesses selling at conservative valuations, companies that we believe possess the potential to deliver superior long-term returns. We thank you for your investment and look forward to your continued confidence.




     Goldman Sachs Value Investment Team

     New York
     February 29, 2000

GOLDMAN SACHS LARGE CAP VALUE FUND


          The Goldman Sachs Advantage


          Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.


               Today, the firm's Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

               What Sets Goldman Sachs Funds Apart?

                                             1
                                 Resources and Relationships

               Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                             2
                                     In-Depth Research

               Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                             3
                                      Risk Management

               In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

               To learn more about the Goldman Sachs Funds, call your investment professional today.

                                              GOLDMAN SACHS LARGE CAP VALUE FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares  Description                                      Value
 Common Stocks - 91.7%
  Airlines - 1.6%
    9,000 Southwest Airlines Co.                      $   165,938
 ----------------------------------------------------------------
  Alcohol - 0.4%
      800 Anheuser-Busch Cos., Inc.                        51,021
 ----------------------------------------------------------------
  Apparel - 0.4%
    1,400 Nike, Inc. Class B                               39,813
 ----------------------------------------------------------------
  Banks - 11.4%
    3,500 Bank of America Corp.                           161,219
    8,200 Citigroup, Inc.                                 423,837
    1,000 FleetBoston Financial Corp.                      27,250
    2,900 Mellon Financial Corp.                           87,363
    3,100 The Bank of New York Co., Inc.                  103,269
    2,500 The Chase Manhattan Corp.                       199,062
    6,500 Wells Fargo Co.                                 214,906
                                                      -----------
                                                        1,216,906
 ----------------------------------------------------------------
  Chemicals - 3.2%
    4,900 E.I. du Pont de Nemours & Co.                   247,450
      500 Minnesota Mining & Manufacturing Co.             44,062
      500 The Dow Chemicals Co.                            54,250
                                                      -----------
                                                          345,762
 ----------------------------------------------------------------
  Computer Hardware - 2.6%
      300 3Com Corp.*                                      29,400
      400 Apple Computer, Inc.*                            45,850
    2,800 Compaq Computer Corp.                            69,650
      700 Dell Computer Corp.*                             28,569
    1,000 International Business Machines, Inc.           102,000
                                                      -----------
                                                          275,469
 ----------------------------------------------------------------
  Computer Software - 0.4%
      600 Computer Associates International, Inc.          38,588
      200 Sterling Software, Inc.*                          7,175
                                                      -----------
                                                           45,763
 ----------------------------------------------------------------
  Defense/Aerospace - 1.4%
      500 Honeywell International, Inc.                    24,063
    2,200 Northrop Grumman Corp.                           99,962
      600 The Boeing Co.                                   21,973
                                                      -----------
                                                          145,998
 ----------------------------------------------------------------
  Department Store - 1.0%
    4,100 The May Department Stores Co.                   107,369
 ----------------------------------------------------------------
  Drugs - 1.7%
    1,100 Pharmacia & Upjohn, Inc.                         52,388
      900 Schering-Plough Corp.                            31,610
    1,200 Warner-Lambert Co.                              102,675
                                                      -----------
                                                          186,673
 ----------------------------------------------------------------
  Electrical Equipment - 2.4%
    1,400 Motorola, Inc.                                  238,700
      500 Qwest Communications International, Inc.*        23,187
                                                      -----------
                                                          261,887
 ----------------------------------------------------------------

  Shares Description                                              Value
 Common Stocks - (continued)
  Electrical Utilities - 4.6%
  4,000  DTE Energy Co.                                      $   120,750
  6,700  Entergy Corp.                                           135,675
  3,900  FPL Group, Inc.                                         150,637
  2,200  Unicom Corp.                                             83,188
                                                             -----------
                                                                 490,250
 -----------------------------------------------------------------------
  Energy Resources - 2.1%
  2,300  Royal Dutch Petroleum Co. ADR                           120,750
  5,800  Union Pacific Resources Group, Inc.                      51,837
  2,000  Unocal Corp.                                             53,500
                                                             -----------
                                                                 226,087
 -----------------------------------------------------------------------
  Entertainment - 2.6%
  4,900  Carnival Corp.                                          141,181
  2,300  The Seagram Co. Ltd.                                    135,125
                                                             -----------
                                                                 276,306
 -----------------------------------------------------------------------
  Financial Services - 2.9%
  6,500  Federal Home Loan Mortgage Corp.                        271,375
  1,100  Household International, Inc.                            35,131
                                                             -----------
                                                                 306,506
 -----------------------------------------------------------------------
  Food & Beverage - 1.1%
  1,100  Bestfoods                                                46,131
  1,300  ConAgra, Inc.                                            21,288
    900  The Quaker Oats Co.                                      48,544
                                                             -----------
                                                                 115,963
 -----------------------------------------------------------------------
  Forest - 2.9%
  1,000  Bowater, Inc.                                            49,188
  1,800  Champion International Corp.                             93,150
  4,100  Fort James Corp.                                         77,131
  1,400  International Paper Co.                                  51,537
  1,200  Willamette Industries, Inc.                              40,725
                                                             -----------
                                                                 311,731
 -----------------------------------------------------------------------
  Grocery - 1.6%
  2,600  Safeway, Inc.*                                          100,262
  4,500  The Kroger Co.*                                          66,938
                                                             -----------
                                                                 167,200
 -----------------------------------------------------------------------
  Heavy Electrical - 0.9%
  2,200  Emerson Electric Co.                                    100,238
 -----------------------------------------------------------------------
  Heavy Machinery - 0.2%
    700  Deere & Co.                                              25,025
 -----------------------------------------------------------------------
  Hotels - 1.5%
  7,200  Starwood Hotels & Resorts Worldwide, Inc. Class B       161,550
 -----------------------------------------------------------------------
  Industrial Parts - 1.0%
    900  Caterpillar, Inc.                                        31,556
    900  Ingersoll-Rand Co.                                       34,482
  1,200  Parker-Hannifin Corp.                                    43,500
                                                             -----------
                                                                 109,538
 -----------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares  Description                                        Value
 Common Stocks - (continued)
  Information Services - 2.1%
    4,100 Convergys Corp.*                              $   157,850
      500 Electronic Data Systems                            32,375
      700 First Data Corp.                                   31,500
                                                        -----------
                                                            221,725
 ------------------------------------------------------------------
  Life Insurance - 1.3%
    3,800 AFLAC, Inc.                                       138,938
 ------------------------------------------------------------------
  Media - 4.8%
    2,100 AT&T Corp.-Liberty Media Group*                   109,725
    1,800 CBS Corp.*                                        107,212
      400 Comcast Corp.                                      17,000
    1,000 MediaOne Group, Inc.*                              78,500
    4,600 The Walt Disney Co.                               154,100
      500 Time Warner, Inc.                                  42,750
                                                        -----------
                                                            509,287
 ------------------------------------------------------------------
  Medical Products - 2.0%
    1,600 Abbott Laboratories                                52,400
      900 Baxter International, Inc.                         49,050
    2,600 Becton, Dickinson & Co.                            80,762
      400 Johnson & Johnson                                  28,700
                                                        -----------
                                                            210,912
 ------------------------------------------------------------------
  Mining - 0.8%
    1,300 Alcoa, Inc.                                        89,050
 ------------------------------------------------------------------
  Motor Vehicle - 0.8%
    1,000 Ford Motor Co.                                     41,625
      600 General Motors Corp.                               45,638
                                                        -----------
                                                             87,263
 ------------------------------------------------------------------
  Oil Refining - 6.2%
    7,900 Exxon Mobil Corp.                                 594,969
    3,400 USX-Marathon Group                                 73,525
                                                        -----------
                                                            668,494
 ------------------------------------------------------------------
  Oil Services - 1.1%
    1,000 Halliburton Co.                                    38,187
      600 Santa Fe International Corp.                       17,213
    1,500 Transocean Sedco Forex, Inc.                       59,156
                                                        -----------
                                                            114,556
 ------------------------------------------------------------------
  Property Insurance - 5.9%
    1,500 Ambac Financial Group, Inc.                        65,906
    2,600 American International Group, Inc.                229,938
    2,100 The Hartford Financial Services Group, Inc.        65,625
    6,600 XL Capital Ltd.                                   266,887
                                                        -----------
                                                            628,356
 ------------------------------------------------------------------
  Publishing - 0.4%
    1,100 The New York Times Co.                             46,475
 ------------------------------------------------------------------
  Railroads - 1.0%
    5,200 Burlington Northern Santa Fe Corp.                102,375
 ------------------------------------------------------------------
  Restaurants - 0.7%
    2,400 McDonald's Corp.                                   75,750
 ------------------------------------------------------------------

  Shares Description                            Value
 Common Stocks - (continued)
  Security/Asset Management - 2.4%
    400  J.P. Morgan & Co., Inc.            $   44,400
     800 Merrill Lynch & Co., Inc.              82,000
   1,600 Morgan Stanley Dean Witter & Co.      112,700
     400 Paine Webber Group, Inc.               15,300
                                            ----------
                                               254,400
 -----------------------------------------------------
  Semiconductors - 0.4%
     400 Micron Technology, Inc.*               39,225
 -----------------------------------------------------
  Specialty Retail - 0.6%
   1,500 CVS Corp.                              52,500
     300 Tandy Corp.                            11,419
                                            ----------
                                                63,919
 -----------------------------------------------------
  Telephone - 12.3%
     300 Allegiance Telecom, Inc.*              29,662
   5,300 AT&T Corp.                            262,019
   2,100 Bell Atlantic Corp.                   102,769
   3,700 BellSouth Corp.                       150,775
     200 Global Crossing Ltd.*                   9,325
   3,000 GTE Corp.                             177,000
   2,150 MCI WorldCom, Inc.*                    95,944
     300 NEXTLINK Communications, Inc.*         33,056
   5,100 SBC Communications, Inc.              193,800
   3,500 Sprint Corp.                          213,500
     700 U.S. West, Inc.                        50,837
                                            ----------
                                             1,318,687
 -----------------------------------------------------
  Tobacco - 0.4%
   2,100 Philip Morris Cos., Inc.               42,131
 -----------------------------------------------------
  Wireless - 0.6%
     400 ALLTEL Corp.                           23,200
     800 Sprint Corp. (PCS Group)*              41,400
                                            ----------
                                                64,600
 -----------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $10,840,278)                        $9,809,136
 -----------------------------------------------------

  Principal             Interest                      Maturity
   Amount                 Rate                          Date                              Value
 Repurchase Agreement - 5.6%
  Joint Repurchase Agreement Account II
  $600,000               5.86%                       03/01/2000                     $   600,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $600,000)                                                                   $   600,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $11,440,278)                                                                $10,409,136
 ----------------------------------------------------------------------------------------------

 * Non-income producing security.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depositary Receipt
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS LARGE CAP VALUE FUND
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)

 Assets:

  Investment in securities, at value (identified cost
  $11,440,278)                                                    $10,409,136
  Cash(a)                                                              46,866
  Receivables:
  Investment securities sold                                          221,070
  Dividends and interest                                               25,115
  Fund shares sold                                                    122,827
  Variation margin                                                      6,075
  Reimbursement from investment adviser                                50,567
 -----------------------------------------------------------------------------
  Total assets                                                     10,881,656
 -----------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                     113,348
  Amounts owed to affiliates                                            7,342
  Accrued expenses and other liabilities                               58,231
 -----------------------------------------------------------------------------
  Total liabilities                                                   178,921
 -----------------------------------------------------------------------------

 Net Assets:
  Paid-in capital                                                  11,896,374
  Accumulated undistributed net investment income                      37,716
  Accumulated net realized loss on investments and futures
  transactions                                                       (173,007)
  Net unrealized loss on investments and futures transactions      (1,058,348)
 -----------------------------------------------------------------------------
  NET ASSETS                                                      $10,702,735
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(b)
  Class A                                                               $8.96
  Class B                                                               $8.95
  Class C                                                               $8.94
  Institutional                                                         $8.96
  Service                                                               $8.95
 -----------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                              86,839
  Class B                                                              13,886
  Class C                                                              23,176
  Institutional                                                     1,070,790
  Service                                                                 150
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                1,194,841
 -----------------------------------------------------------------------------

 (a) Includes restricted cash of $40,000 relating to initial margin require-ments and collateral on futures contracts.
 (b) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $9.48. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND
Statement of Operations
For the Period Ended February 29, 2000 (Unaudited)(a)

  Investment income:
  Dividends(b)                                                     $    39,403
  Interest                                                              18,352
 ------------------------------------------------------------------------------
  Total income                                                          57,755
 ------------------------------------------------------------------------------
  Expenses:
  Registration fees                                                     27,702
  Management fees                                                       16,951
  Professional fees                                                     14,551
  Custodian fees                                                        12,307
  Trustee fees                                                           2,419
  Transfer Agent fees(c)                                                 1,085
  Distribution and Service fees(d)                                         555
  Other                                                                  8,558
 ------------------------------------------------------------------------------
  Total expenses                                                        84,128
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed                                          (64,089)
 ------------------------------------------------------------------------------
  Net expenses                                                          20,039
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                 37,716
 ------------------------------------------------------------------------------
  Realized and unrealized loss on investment and futures transac-
  tions:
  Net realized loss from:
  Investment transactions                                             (164,370)
  Futures transactions                                                  (8,637)
  Net change in unrealized loss on:
  Investments                                                       (1,031,142)
  Futures                                                              (27,206)
 ------------------------------------------------------------------------------
  Net realized and unrealized loss on investment and futures
  transactions                                                      (1,231,355)
 ------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(1,193,639)
 ------------------------------------------------------------------------------

 (a) Commencement of operations was December 15, 1999.
 (b) Taxes withheld on dividends were $57.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $165, $17, $47, $856 and $0, respectively.
 (d) Class A, Class B and Class C had Distribution and Service fees of $216, $92 and $247, respectively.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS LARGE CAP VALUE FUND
Statement of Changes in Net Assets

                                                              For the
                                                            Period Ended
                                                        February 29, 2000(a)
                                                            (Unaudited)
  From operations:
  Net investment income                                          $    37,716
  Net realized loss on investment and futures transac-
  tions                                                             (173,007)
  Net change in unrealized loss on investments and
  futures                                                         (1,058,348)
 ----------------------------------------------------------------------------
  Net decrease in net assets resulting from operations            (1,193,639)
 ----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                   11,896,747
  Cost of shares repurchased                                            (373)
 ----------------------------------------------------------------------------
  Net increase in net assets resulting from share
  transactions                                                    11,896,374
 ----------------------------------------------------------------------------
  TOTAL INCREASE                                                  10,702,735
 ----------------------------------------------------------------------------
  Net assets:
  Beginning of period                                                     --
 ----------------------------------------------------------------------------
  End of period                                                  $10,702,735
 ----------------------------------------------------------------------------
  Accumulated undistributed net investment income                $    37,716
 ----------------------------------------------------------------------------

 (a) Commencement date of operations was December 15, 1999 for all share clas-ses.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND
Notes to Financial Statements
February 29, 2000 (Unaudited)

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale oc-curs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   At February 29, 2000, the aggregate cost of portfolio securities for fed-eral income tax purposes is $11,440,278. Accordingly, the gross unrealized gain on investments was $290,520 and the gross unrealized loss on investments was $1,321,662 resulting in a net unrealized loss of $1,031,142.

 D. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

 E. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

                                              GOLDMAN SACHS LARGE CAP VALUE FUND

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including pro-viding facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.75% of the average daily net assets of the Fund.
   The investment adviser has voluntarily agreed to limit certain "Other Ex-penses" of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.06% of the average daily net assets of the Fund.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $8,000 for the period ended February 29, 2000.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of the average daily net as-sets for Class A, Class B and Class C shares and 0.04% of the average daily net assets for Institutional and Service Shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.
   As of February 29, 2000, the amounts owed to affiliates were approximately $6,500, $400 and $400 for Management, Distribution and Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

   Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the period ended February 29, 2000, were $13,153,666 and $2,149,018, respectively. For the period ended February 29, 2000, Goldman Sachs earned approximately $1,200 of brokerage commissions from portfolio transactions, including futures transactions executed on be-half of the Fund.

 Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" re-quirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the State-ment of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss.

GOLDMAN SACHS LARGE CAP VALUE FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)
 4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

   At February 29, 2000, open futures contracts were as follows:

                     Number of          Settlement        Market        Unrealized
 Type              Contracts Long         Month           Value         Gain (Loss)
 -----------------------------------------------------------------------------------
 S&P 500 Index           1              March 2000       $343,000          $(27,206)
 -----------------------------------------------------------------------------------

 Forward Foreign Currency Exchange Contracts -- The Fund may enter into for-ward foreign currency exchange contracts for the purchase or sale of a spe-cific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses as recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by the delivery of a currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their con-tracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equiv-alent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written op-tion expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exer-cised, the Fund realizes a gain or loss from the sale of the underlying secu-rity, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund pur-chases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At February 29, 2000, there were no open written option contracts.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

                                              GOLDMAN SACHS LARGE CAP VALUE FUND
 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At February 29, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $600,000 in principal amount. At February 29, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                         Principal    Interest  Maturity   Amortized
          Repurchase Agreements            Amount       Rate      Date        Cost
 --------------------------------------------------------------------------------------
  Banc of America Securities LLC       $1,650,000,000     5.86% 03/01/00 $1,650,000,000
 --------------------------------------------------------------------------------------
  Bear Stearns Companies, Inc.            200,000,000     5.86  03/01/00    200,000,000
 --------------------------------------------------------------------------------------
  Chase Securities, Inc.                  300,000,000     5.86  03/01/00    300,000,000
 --------------------------------------------------------------------------------------
  Donaldson, Lufkin & Jenrette, Inc.      500,000,000     5.85  03/01/00    500,000,000
 --------------------------------------------------------------------------------------
  Salomon Smith Barney Holdings, Inc.     812,000,000     5.86  03/01/00    812,000,000
 --------------------------------------------------------------------------------------
  Warburg Dillon Read                     800,000,000     5.86  03/01/00    800,000,000
 --------------------------------------------------------------------------------------
   TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II                           $4,262,000,000
 --------------------------------------------------------------------------------------

 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                       For the Period Ended
                       February 29, 2000(a)
                            (Unaudited)

                          Shares      Dollars

 Class A Shares
 Shares sold              86,879  $   842,227
 Shares repurchased          (40)        (373)

                          86,839      841,854
 ---------------------------------------------
 Class B Shares
 Shares sold              13,886      130,451
 Shares repurchased           --           --

                          13,886      130,451
 ---------------------------------------------
 Class C Shares
 Shares sold              23,176      232,569
 Shares repurchased           --           --

                          23,176      232,569
 ---------------------------------------------
 Institutional Shares
 Shares sold           1,070,790   10,690,000
 Shares repurchased           --           --

                       1,070,790   10,690,000
 ---------------------------------------------
 Service Shares
 Shares sold                 150        1,500

                             150        1,500
 ---------------------------------------------
 NET INCREASE          1,194,841  $11,896,374
 ---------------------------------------------

 (a)Commencement date of operations was December 15, 1999 for all share clas-ses.

GOLDMAN SACHS LARGE CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

                                             Income from
                                      investment operations(a)
                                      -------------------------
                            Net asset
                             value,      Net      Net realized  Net decrease Net asset
                            beginning investment and unrealized in net asset value, end
                            of period income(b)     loss(b)        value     of period
 FOR THE PERIOD ENDED FEBRUARY 29, (Unaudited)
  2000 - Class A Shares
  (commenced December 15,
  1999)                      $10.00     $0.03        $(1.07)       $(1.04)     $8.96
  2000 - Class B Shares
  (commenced December 15,
  1999)                       10.00      0.01         (1.06)        (1.05)      8.95
  2000 - Class C Shares
  (commenced December 15,
  1999)                       10.00      0.01         (1.07)        (1.06)      8.94
  2000 - Institutional
  Shares (commenced Decem-
  ber 15, 1999)               10.00      0.03         (1.07)        (1.04)      8.96
  2000 - Service Shares
  (commenced December 15,
  1999)                       10.00      0.03         (1.08)        (1.05)      8.95

 ------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Calculated based on the average shares outstanding methodology.
 (c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (d) Not annualized.
 (e) Annualized.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS LARGE CAP VALUE FUND


                                                                       Ratios assuming no  expense limitations
                                                                       ---------------------------------------
              Net assets                             Ratio of                                    Ratio of
              at end of        Ratio of        net investment income       Ratio of           net investment     Portfolio
   Total        period      net expense to              to                expenses to        income (loss) to    turnover
return(c)(d)  (in 000s)  average net assets(e) average net assets(e) average net assets(e) average net assets(e)  rate(d)
   (10.40)%     $ 778            1.25%                 1.68%                 4.09%                 (1.16)%         25.95%
   (10.50)        124            2.00                  0.58                  4.84                  (2.26)          25.95
   (10.60)        207            2.00                  0.69                  4.84                  (2.15)          25.95
   (10.40)      9,593            0.85                  1.68                  3.69                  (1.16)          25.95
   (10.50)          1            1.35                  1.31                  4.19                  (1.53)          25.95

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Large Cap Value Fund

          An Investment Idea for the Long Term

          Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

          Goldman Sachs Large Cap Value Fund provides investors access to the benefits associated with equity investing. The Fund seeks to invest in quality businesses selling at conservative valuations, as we believe that these investments offer substantial upside potential.


          Target Your Needs

          The Goldman Sachs Large Cap Value Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Funds family without an additional charge.* (Please note: in general, greater returns are associated with greater risk.)

          ----------------------------------------------------------------------
          Goldman Sachs Fund

          Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

                                    [GRAPH]

                                                              INTERNATIONAL
                                                              EQUITY


                                               DOMESTIC
                                               EQUITY
                                              .Goldman Sachs
                                               Large Cap Value
                                               Fund


                              FIXED
                              INCOME

          MONEY
          MARKET

          -- Lower Risk/Return                             Higher Risk/Return --

                                       ASSET ALLOCATION
                                          SPECIALTY

          For More Information

          To learn more about the Goldman Sachs Large Cap Value Fund and other Goldman Sachs Funds, call your investment professional today.




          *The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES                              OFFICERS
Ashok N. Bakhru, Chairman             Douglas C. Grip, President
David B. Ford                         Jesse H. Cole, Vice President
Douglas C. Grip                       James A. Fitzpatrick, Vice President
John P. McNulty                       Nancy L. Mucker, Vice President
Mary P. McPherson                     John M. Perlowski, Treasurer
Alan A. Shuch                         Philip V. Giuca, Jr., Assistant Treasurer
Jackson W. Smart, Jr.                 Michael J. Richman, Secretary
William H. Springer                   Howard B. Surloff, Assistant Secretary
Richard P. Strubel                    Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent


Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Large Cap Value Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

Goldman, Sachs & Co. is the distributor of the Fund.


Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use:
April 30,2000/00-514                                              LCVSAR/3K/4-00